UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2024
NEUROCRINE BIOSCIENCES, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6027 Edgewood Bend Court
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 617-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On December 20, 2024, Neurocrine Biosciences, Inc. (“Neurocrine Biosciences” or the “Company”) issued a press release announcing that CRENESSITYTM (crinecerfont) capsules and oral solution are now available in the United States. CRENESSITY was recently approved by the U.S. Food and Drug Administration as an adjunctive treatment to glucocorticoid replacement to control androgens in adult and pediatric patients four years of age and older with classic congenital adrenal hyperplasia. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Company has established a wholesale acquisition cost for CRENESSITY in the United States of approximately $38,333 for a 30-day supply. For pediatric patients weighing less than 20 kilograms, the wholesale acquisition cost for a 30-day supply will be approximately $19,167. The Company expects 90% of patients will have a monthly copay of $12 or less.
Forward-Looking Statements
In addition to historical facts, this Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. These statements include, but are not limited to, statements regarding the potential benefits to be derived from CRENESSITY for the treatment of classic congenital adrenal hyperplasia due to 21-hydroxylase deficiency; the ability of the Company to ensure patients have access to CRENESSITY; and the Company’s expectations regarding coverage and reimbursement from third-party payors for CRENESSITY. Factors that could cause actual results to differ materially from those stated or implied in the forward-looking statements include, but are not limited to, the following: risks and uncertainties associated with Neurocrine Biosciences’ business and finances in general, as well as risks and uncertainties associated with the commercialization of CRENESSITY; whether CRENESSITY receives adequate reimbursement from third-party payors; risks associated with the Company's dependence on third parties for development and manufacturing activities related to CRENESSITY, and the ability of the Company to manage these third parties; and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission, including without limitation the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2024. Neurocrine Biosciences disclaims any obligation to update the statements contained in this press release after the date hereof other than required by law.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Neurocrine Biosciences, Inc. on December 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: December 20, 2024	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer